Business Purchase Agreement



BY  AND  BETWEEN:

Pacific  Agmark
1630  King  Crescent
Abbotsford,  British  Columbia,  Canada  V2S  7M7
(hereinafter  referred  to  as  the  "Seller")

                                                      -OF  THE  FIRST  PART

AND:

Nutri  Berry  Industries,  Inc.
20269  Fraser  Highway
Langley,  British  Columbia,  Canada  V3A  4E7
(hereinafter  referred  to  as  the  "Purchaser"

                                                     -OF  THE  SECOND  PART

WHEREAS:

THE  SELLER  HEREBY  WARRANTS  THAT:

(1) The Seller is a partnership of the Province of British Columbia, Canada, and has the authority to enter into this Business Purchase Agreement to sell all of the marketing research, market studies, names and addresses of the potential business clients, associated business entities and any and all referrals as it relates to the wholesale produce business of the crops (hereinafter referred to as "Crops") of blueberries, cranberries, fresh, fresh frozen, freeze dried and berry concentrates, hereinafter referred to as the "Business". One of the partners of the Seller is Henry Martens, the President and Board Chairman of the Purchaser.

(2) The Seller is the bona-fide owner of the Business and has the ability to sell this Business at a specified price.

(3) The Seller is hereby offering the sale of the subject Business in the form of market data, market studies, market research of potential buyers of the Crops, all of the industry information regarding the Crops and any and all information pertaining to the wholesale purchasing of the Crops and the re-sale to the Purchaser's customers.

(4) The Seller hereby warrants that the this is the entire Business of the Seller and that the Seller will not compete with the Purchaser in the business of whole produce as it relates to the Crops.


THE  PURCHASER  HEREBY  WARRANTS  THAT:

(1) The Purchaser is a publicly held Nevada corporation and has the Board of Directors approval to enter into this Agreement.

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(2)  The Purchaser is desirous of purchasing the subject Business from the
     Seller for $80,000 USD.


(3) The Purchaser agrees to purchase the subject Business from the Seller and take delivery of all of the books and records pertaining to the business of the Crops upon the signing of this Agreement.



NOW  THE  PARTIES  DO  HEREBY  AGREE  AS  FOLLOWS:

(1) The Seller and Purchaser are entering into this agreement this 29th day of April, 2002.


(2) In the event of dispute regarding this Agreement, the Parties hereto agree to the jurisdiction of British Columbia, Canada for any and all legal matters pertaining to the Agreement.




THE  FOLLOWING  DO  HEREBY  AFFIX  THEIR  SIGNATURES:

Seller:

/s/ Darrell  Thune
________________________________________
Mr.  Darrell  Thune


Purchaser:

/s/ Henry  Martens
________________________________________
Mr.  Henry  Martens  for  Nutri  Berry  Industries,  Inc.